SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 1999
                                                         -----------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                          ---
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 393-4130
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

     Canandaigua Brands, Inc. released on February 22, 1999 the following announcement:

                  CANANDAIGUA BRANDS SIGNS DEFINITIVE AGREEMENT
                            TO ACQUIRE SPIRITS BRANDS

FAIRPORT, NY, FEBRUARY 22, 1999 -- Canandaigua Brands, Inc. (Nasdaq: CBRNA and CBRNB) announced today that on February 21, 1999, Canandaigua Brands and Diageo Inc. ("Diageo") entered into a definitive agreement under which Canandaigua Brands will purchase from Diageo several well known Canadian whisky brands, including Black Velvet, the number three Canadian whisky in the United States, production facilities located in Lethbridge, Alberta and Valleyfield, Quebec, bulk whisky inventories and other assets. Other principal brands to be acquired include Golden Wedding; OFC; Schenley OFC; MacNaughton; McMaster's; and Triple Crown. In addition, the transaction includes multi-year agreements with Diageo under which Canandaigua Brands will provide packaging and distilling services for various Diageo brands.

     The purchase price is approximately $185.5 million. The purchase of the assets is expected to be financed with senior subordinated debt. The transaction is subject to satisfaction of customary closing conditions.

     Net sales (gross sales less excise taxes and volume related discounts) and brand profit (earnings before selling, general and administrative expenses, interest and income taxes) before depreciation for the products sold under the brands to be acquired during the twelve months ended June 30, 1998 were $74.0 million and $34.6 million, respectively, on unit volume (in 9-liter case equivalents) of approximately 2.9 million cases.

     Richard Sands, President and Chief Executive Officer of Canandaigua Brands, said, "We are very pleased to be acquiring these brands which will be produced, marketed and sold through Barton Incorporated. This acquisition is another step in our strategy of making acquisitions to grow our presence in the beverage alcohol industry and to improve economies of scale. The addition of these Canadian whisky brands will strengthen our position in the North American distilled spirits category, as well as round out our portfolio of brands and category participation."

     Canandaigua Brands, Inc., headquartered in Fairport, New York, is a leading producer and marketer of beverage alcohol brands. As the second largest supplier of wine, the second largest importer of beer and the fourth largest supplier of distilled spirits, Canandaigua Brands is the largest single-source supplier of these products in the United States. Canandaigua Brands is also a leading provider of wine and cider, as well as the premier independent wholesaler of beverage alcohol products, in the United Kingdom.

     Canandaigua Brands' portfolio includes the following key brands:

BEER:  Corona Extra and Corona Light,  Modelo Especial, Pacifico,  Negra Modelo,
     St. Pauli Girl, Tsingtao, Peroni, Double Diamond, Tetley's English Ale and Point in the United States
WINE:  Almaden, Inglenook,  Richards Wild Irish Rose,  Cook's, Arbor Mist,  Paul
     Masson, Taylor, J. Roget, Manischewitz, Marcus James, Estate Cellars, Dunnewood, Vina Santa Carolina and Mystic Cliffs in the United States, and Stowells of Chelsea, QC, Stones and Concord in the United Kingdom
DISTILLED SPIRITS:  Barton, Fleischmann's, Paul Masson Grande Amber, Mr. Boston,
     Montezuma, Canadian LTD, Chi-Chi's, Ten High and Inver House in the United States
CIDER:  Blackthorn, Olde English and Diamond White in the United Kingdom

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        BARTON INCORPORATED

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  February 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None